UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 28, 2011

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index to Current Report on Form 8-K filed on September 28, 2011
Press release dated September 28, 2011 (furnished pursuant to Item 7.01 of Form 8-K)

Item 7.01	Regulation FD Disclosure.
On September 28, 2011, The Chubb Corporation issued a press release announcing its estimate of losses from 2011 third quarter catastrophes. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
     99.1      Press release dated September 28, 2011 (furnished pursuant to Item 7.01 of Form 8-K)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: September 28, 2011	By:	/s/ John J. Kennedy
		Name:	John J. Kennedy
		Title:	Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
FILED ON SEPTEMBER 28, 2011

Exhibit No.	Description
99.1	Press release dated September 28, 2011 (furnished pursuant to Item 7.01 of Form 8-K)